UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2012

CORECARE SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24807	22-2840367
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

111 N. 49TH ST., Philadelphia, PA	19139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 471-2358

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 :      Other Events

CoreCare Systems, Inc., its subsidiary CoreCare Behavioral Health Management, Inc. and the Estate of Thomas T. Fleming have been sued in the Court of Common Pleas of Montgomery County, Pennsylvania by BNP Paribas VPG Brookline CRE LLC under Guarantor agreements each signed pursuant to the September 2007 Kennedy Funding, Inc. loan.  BNP Paribas is seeking to collect outstanding principal, default interest, fees and other expenses totaling $20,588,144 from the above Guarantors.

Kirkbride Realty Corporation, a wholly owned subsidiary, of CoreCare Systems, Inc. received notice that its first mortgage had been accelerated and assigned.  On December 22, 2010, Kennedy Funding, Inc. and Brookline Financing LLC notified the Company that the Mortgageholder had initiated legal action to foreclose on the property.  Further, effective January 1, 2011 its mortgage had been assigned to an affiliate of BNP Paribas.

On September 21, 2007 Kennedy Funding Inc provided $15,100,000 in financing bearing interest at 12% in year one and 18% in both years two and three to Kirkbride Realty Corporation secured by a first priority mortgage lien on the Kirkbride Center Campus.  The security rights of other lien holders are established by the Kirkbride Center Reorganization Plan.  The mortgage loan was scheduled to mature in September 2010.  After the loan’s scheduled maturity the Company has been paying interest at 7% per annum.  Kirkbride Center, a behavioral health care provider, and major tenant of the Campus, provided a guaranty.  Other guarantors included the parent company, CoreCare Systems, Inc. and Thomas T. Fleming (deceased) who was Chairman and CEO at the time.

Management is optimistic that its refinancing efforts will be successful given the improving conditions in the capital markets.  The Corporate Office of CoreCare Systems, Inc is located at the Kirkbride Center Campus, 111 North 49th Street, Philadelphia, Pa.  19139.  The Corporate Office can be reached at 215-471-2358.

Note:  This release and oral statements made from time to time by Company representatives concerning the same subject matter may contain so-called “forward-looking statements.” These statements can be identified by introductory words such as “expects,” “anticipates,” “plans,” “will,” “estimates,” “forecasts,” “projects,” or words of similar meaning and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing new or proposed products or services, or future performance. Forward looking statements are often based upon assumptions of future facts or circumstances outside of the Company’s control. Many factors may cause actual results to differ from forward-looking statements including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. In particular, engagement of an investment banker should not be taken as a prediction that any type of transaction will occur.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.                      Press Release dated April 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORECARE SYSTEMS, INC.

By: /s/ Rose S. DiOttavio
Rose S. DiOttavio,
Date: April 4, 2012	President & CEO